WEITZ SERIES FUND, INC.

Hickory Fund

S E M I - A N N U A L

R E P O R T

September 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one and five year periods ended September 30, 2002, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

September 30, 2002 (9 months)	-37.5%	-28.1%	-9.4%

Dec. 31, 2001	-4.6	-11.8	7.2

Dec. 31, 2000	-17.2	-9.1	-8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	-17.3	1.3	-18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	136.1	116.0	20.1

Compound Annual Average Return	9.5	8.4	1.1

The Fund’s average annual total return for the one and five years ended September 30, 2002, and for the period since inception (April 1, 1993) was -22.4%, -1.0% and 9.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through September 30, 2002, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $59,025 on September 30, 2002.

Average Annual Total Returns

	1-Year	5-Years	Since Inception (April 1, 1993)
Hickory Fund	-22.4%	-1.0%	9.5%
Standard & Poor’s 500 Index	-20.5%	-1.6%	8.4%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — HICKORY FUND
September 30, 2002 – Semi-Annual Report

October 7, 2002

Dear Fellow Shareholder:

        The bear market in U.S. stocks continued with renewed force during the third quarter. Our investments in Hickory more than fully participated in the losses, losing 28.9%. The S&P 500 had a loss (including reinvested dividends) of -17.3%. Over the last twelve months, Hickory’s total return was -22.4%, while the S&P 500’s total return was -20.5%. According to Lipper, the average growth mutual fund had a total return of -19.6% over the same twelve month period.

Review and Outlook

        The only word I can think of to describe the third quarter is ugly. We have reached the point in this bear market where it feels like absolutely nothing is working. Nevertheless, I am feeling increasingly good about the businesses we own and their long-term prospects. Two topics seem most important: Why has the stock market been so difficult? And why have I grown more optimistic about the future?

        The causes of the stock market decline have been discussed endlessly, and were addressed in Hickory’s most recent quarterly letter. The combination of a long bull market and a bubble focused in the technology world created an environment where the stock market was priced for perfection. When perfection failed to materialize, the bubble popped, and investors have been dealing with the fallout ever since. The decline has accelerated this year as concerns about the economy, terrorism and war, and the integrity of business leaders dominated investors’ thinking.

        Because of this year’s declines, stock prices have begun to reach a level where many securities look positively cheap. Many companies are now priced in the market at levels that do not seem to reflect their long-term prospects. As we all well know, cheap stocks do not automatically go up, but attractive valuations certainly improve the odds.

        Throughout this period of declining stock prices, my strategy for managing Hickory has remained the same. I have continued to focus our investments on those stocks which I believe have the best combination of long-term growth potential and low current valuation. This has often resulted in selling those stocks that are doing well currently, and buying others that are controversial or are out of favor for some reason. It is an approach I have always used. As we have demonstrated recently, it can easily lead to disappointing short-term results, but I continue to believe that it will position us well for the future.

        To give you a sense of why I like our current portfolio, I thought it would make sense to discuss more of Hickory’s stocks than are usually covered in these quarterly letters. I have chosen to highlight all of Hickory’s positions that ended the quarter accounting for more than 2% of Hickory’s assets. These seventeen stocks combine to account for over 80% of Hickory.

        Newcastle Investment Holdings (8.5%), formerly known as Fortress, is a private real estate investment trust, focused on a variety of opportunistic investments. During the four years we have owned the company its operating performance has been quite good. Dividends have risen to the current 13% yield. The major disappointment has been the delay in bringing the company public. This is finally beginning to change. Part of the company is expected to go public this month, and our shares in that entity (Newcastle Investment Corp.) should be freely tradable in six months. Newcastle is likely to remain a solid, but not particularly exciting, performer.

        Labor Ready (8.3%), a provider of temporary day labor services, has been cutting costs during the current industry downturn. This effort has been paying off—revenue is rising again and the company just pre-announced better third quarter results. Operating leverage is enormous and earnings should rise dramatically in a better economy. Until that day comes, debt is low and valuation, at 15 times next year’s earnings, is not unreasonable.

        The stock of Capital One (7.5%), a leading consumer lender, suffered in July when the company announced that it was entering into a Memorandum of Understanding (MOU) with its regulators. An MOU is a relatively mild form of regulatory action. The regulators have placed increased scrutiny on “sub-prime” lenders because of recent problems at a number of Capital One’s competitors (not, however, at Capital One). I think the drop in the stock is an overreaction. The MOU is actually quite limited and should not restrict the company’s operations significantly. Earnings are still projected to grow at 30% this year and 20% next, with similar growth rates expected in future years. At less than 8 times next year’s earnings, the investment opportunity is very attractive.

        Insurance Auto Auction’s (7.1%) management continues to execute on its plan to strengthen the company and improve profitability. Unlike Labor Ready, success is not dependent on an improving economy—the business of auctioning off cars damaged in accidents is not economically sensitive. Profitability is improving, but is still far from its ultimate potential. At 16 times next year’s estimated earnings, we are not paying a very high price to wait.

        The Liberty Media (5.8%) story has not changed. The privately held assets, which include Discovery Communications and QVC, continue to perform very well. The stocks of the publicly held assets, including News Corp. and AOL Time Warner, have gotten cheaper, but not enough to justify the decline in the price of Liberty’s stock. Liberty’s current market value is less than the value of its private assets. Looked at another way, Liberty’s current market value is about the same as the current market values of its public assets.

        Novastar’s stock (5.3%) rose dramatically from the beginning of 2001 through the end of the second quarter this year. We sold stock throughout this rise with the goal of not allowing our position to get too large. The uptrend finally broke this quarter—Novastar dropped by almost 40% as investors decided to flee all sub-prime issuers. Ironically, the key investor concern is increased regulatory scrutiny, and Novastar, as an unregulated entity, actually benefits from its improved position relative to its more regulated competitors. Business conditions are excellent, and Novastar’s results have continued to surprise on the upside. The current dividend yield is 16%, and the dividend will probably be raised again when this quarter’s results are announced. We bought more stock this quarter after the stock price dropped back to the low $20s.

        Charter Communications (4.7%) has probably been our single most frustrating stock this quarter. On the important issues, news has continued to be good—cashflow is growing at a healthy rate, the company’s upgrade program is winding down, and Charter continues to have the liquidity to reach free cashflow breakeven, which is still expected late next year. Investors have preferred to focus on other issues, including small declines in the number of basic subscribers and increased distrust of cashflow numbers after this summer’s WorldCom bankruptcy. Debt is high, but so is management integrity—I remain convinced this is not another Adelphia. We have met with management in St. Louis twice this year, and we remain comfortable that Charter’s long-term future is very bright. In the mid-nineties, the rule of thumb was that a cable company was worth 11 times its “cashflow”. The cable business is better today and private market transactions are taking place at higher multiples. But even at that historical benchmark, Charter’s stock would be worth many times its current price.

        Americredit (4.6%) has also been caught up in the concerns about sub-prime lending. The bad news here is that I misjudged Americredit’s need to raise new capital in an environment where credit losses are rising, which resulted in dilution and a lower estimate of value. The good news is that the capital has been raised, and we were able to buy more stock at a very attractive price. We believe the company is now on course to be much stronger. Earnings will be temporarily depressed by a change in accounting (Americredit is switching away from gain-on-sale accounting, a move that is generally applauded), but earnings power should remain significant. Despite lowering my estimate of value, the stock trades at less than 4 times projected 2004 earnings and is cheaper relative to value than it has ever been.

        Level Three (4.5%) was a star performer during the quarter, thanks largely to a new investment in the company by three institutional investors, including Berkshire Hathaway. As a result of the disarray in the telecom world, Level Three is now by far the strongest of the emerging carriers, and is looking increasingly good relative to the incumbents. The company is actively pursuing opportunities to consolidate the industry, while waiting for industry demand to reaccelerate. I continue to think the stock is quite cheap compared to the cashflows the company may generate in a more normalized environment.

        Lincare’s (4.3%) performance remains quite good. The company continues to be the most successful company in the business of providing oxygen services to in-home patients. Earnings are growing at about 20% per year, and the stock trades at about 16 times next year’s earnings. I remain quite comfortable with Lincare’s long-term prospects, but relative to many other stocks in Hickory, it is not particularly cheap. I have been reducing our position to make room to buy other, less expensive, stocks.

        Western Wireless (4.1%) remains a controversial stock. The short interest is very high, while insiders continue to aggressively buy the stock. Operating performance has begun to improve. The company is generating free cashflow in its domestic operations, and its international businesses are rapidly reaching the point where they can be self funding. I like the competitive position of the domestic business, focused on very rural areas in the western half of the country where competition is much more limited than in large urban areas. My estimates of value for both the domestic and international businesses remain much higher than the current stock price.

        Harrah’s Entertainment’s (3.4%) strategy of using information to attract the most profitable gaming customers is working very well. Earnings in 2002 are expected to rise by almost 50% from 2001, and further growth is expected in future years. Like Lincare, Harrah’s trades at about 15 times next year’s earnings and has good long-term prospects, but is no longer particularly cheap. I have been gradually selling Harrah’s to make room for other stocks.

        D.R. Horton (3.0%), the country’s largest homebuilder, has been performing quite well as a business, but has remained controversial as a stock. One of the largest fears in the market today is that we are experiencing a “housing bubble” that will inevitably pop, bringing pain to many housing and consumer related industries. Some individual housing markets have probably gotten a little ahead of themselves, but it appears to us that we are nowhere near a bubble environment overall. Considering all the evidence, it seems to me that a reasonable worst case would be an environment where housing starts stay flat or decline somewhat, and home prices increase slowly, or even decline moderately. In that kind of environment, Horton should still have no difficulty growing earnings by at least 15% for the next few years. Trading at less than 6 times this fiscal year’s earnings, the potential risks seem to be reflected in Horton’s current price, while the potential upside is ignored.

        Mail-Well’s (2.7%) recovery has been slower than we, and management, have expected, and the stock has been punished for the shortfall. Given the trends in the business, and the financial leverage the business carries, this reaction is understandable. Nevertheless, Mail-Well continues to generate free cashflow and the company has significantly extended its debt maturities, giving it time for the market for its printing services to strengthen. A further deterioration in operating results would be troubling, and I now consider this one of the riskier stocks in Hickory. In a better environment, the stock is among those in the portfolio that may have the greatest potential for appreciation.

        Centennial Communications (2.5%) remains focused on two businesses, wireless and wireline communication services in the Caribbean, and cellular service in rural markets in the U.S. The U.S. business continues to be stable, generating free cash to support growth in the Caribbean, which is thriving. Until recently, the company’s capital expenditures have been quite high to support this growth, but the upfront investments have now largely been completed, and free cashflow for the overall business should be close at hand. We believe the company’s value could be much higher than is suggested by the stock price.

        Six Flags (2.4%) also disappointed investors recently with weaker than expected results. Investors are now pricing the stock as if growth will never resume. While I can certainly understand the skepticism, I see nothing that changes my view of the company’s attractive strategic position. Competition in the regional theme park business is necessarily quite limited—in most markets it makes no sense to build a second theme park. Over time, I still believe that Six Flags can grow revenue moderately, but fast enough to allow free cashflow growth to be quite attractive. It will probably take time for investors to believe this story, but the underlying value of the business is more than enough to justify the wait.

        Finally, Quanex (2.4%) is a producer of steel and aluminum products for the transportation and construction industries. Business remains quite good. Earnings are at an all-time high, and the stock trades at about 10 times next year’s expected results. However, since Quanex serves industries that are cyclical, I have grown more cautious and have been reducing our exposure to make room for other stocks.

        Looking across all of these stocks, I am quite comfortable with Hickory’s long-term prospects. As has always been the case, not all of our investments will work as planned. Nevertheless, as a group, I firmly believe that our stocks are priced at the largest discount to value Hickory has ever seen. In the short run, this attractive valuation is obviously no guarantee of appreciation. I believe that it does, however, provide us with an opportunity to invest in the kind of stocks we prefer for the long term—growing value, priced at a discount.

        Thank you for your continuing support.

Sincerely,

Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities September 30, 2002 (Unaudited)

Shares or units		Cost	Value
	COMMON STOCKS — 92.7%
	Auto Services — 7.1%
875,700	Insurance Auto Auctions, Inc.* †	$11,150,808	$13,232,703

	Cable Television — 4.9%
2,703,393	Adelphia Communications Corp. CL A*	27,708,189	337,924
4,703,600	Charter Communications, Inc. CL A*	29,706,507	8,748,696

		57,414,696	9,086,620

	Consumer Products and Services — 2.4%
1,285,400	Six Flags, Inc.*	21,326,924	4,524,608

	Diversified Industries — 0.3%
54,700	Lynch Corp.*	1,953,299	525,120
102,400	Morgan Group Holding Co.*	73,597	13,312

		2,026,896	538,432

	Financial Services — 14.1%
1,056,600	AmeriCredit Corp.*	12,997,947	8,526,762
50	Berkshire Hathaway, Inc. CL A*	3,493,400	3,695,000
400,000	Capital One Financial Corp.	9,903,482	13,968,000
3,435,400	Imperial Credit Industries, Inc.* @†	40,891,889	13,741

		67,286,718	26,203,503

	Health Care — 4.3%
258,800	Lincare Holdings, Inc.*	3,231,906	8,033,152

	Home Builders — 3.0%
300,000	D.R. Horton, Inc.	7,330,300	5,586,000

	Information Services — 0.8%
78,500	Costar Group, Inc.*	1,550,105	1,413,000

The accompanying notes form an integral part of these financial statements. 9

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Lodging and Gaming — 3.4%
130,000	Harrah's Entertainment, Inc.*	$1,874,611	$6,267,300

	Media and Entertainment — 7.6%
1,497,000	Liberty Media Corp. – A*	19,026,596	10,748,460
100,000	Valassis Communications, Inc.*	1,247,379	3,507,000

		20,273,975	14,255,460

	Metal Processing and Fabrication — 2.4%
129,000	Quanex Corp.	1,924,035	4,476,300

	Printing Services — 2.6%
4,757,000	Mail-Well, Inc.* †	41,720,131	4,947,280

	Real Estate Investment Trusts — 16.2%
109,035	Medical Office Properties, Inc. #	2,175,248	1,090,350
879,332	Newcastle Investment Holdings, Inc. † #	15,432,206	15,827,976
455,329	NovaStar Financial, Inc.	4,769,497	9,948,939
123,900	Redwood Trust, Inc.	2,445,532	3,386,187

		24,822,483	30,253,452

	Retail Discount — 1.1%
130,100	Big Lots, Inc.*	1,813,425	2,059,483

	Satellite Services — 1.5%
2,530,900	Loral Space & Communications, Ltd.*	17,191,281	683,343
605,600	Orbital Sciences Corp.*	7,939,252	2,059,040

		25,130,533	2,742,383

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Telecommunications Services — 12.7%
1,631,432	Centennial Communications Corp. *	$6,381,121	$4,731,153
2,134,590	Level 3 Communications, Inc.*	16,796,914	8,303,555
102,400	Lynch Interactive Corp.*	2,684,651	2,620,416
357,400	Rural Cellular Corp. CL A*	14,965,978	307,364
128,600	Sunshine PCS Corp. CL A*	27,284	38,580
2,808,700	Western Wireless Corp. CL A*	26,250,054	7,583,490

		67,106,002	23,584,558

	Temporary Employment Services — 8.3%
2,434,300	Labor Ready, Inc.* †	16,024,218	15,384,776

	Total Common Stocks	372,007,766	172,589,010

	Warrants — 0.1%
211,974	Orbital Sciences Corp., Expiring 8/31/04*	0	167,459

	SHORT-TERM SECURITIES — 8.2%
15,357,740	Wells Fargo Government Money Market Fund	15,357,740	15,357,740

	Total Investments in Securities	$387,365,506	188,114,209

	Other Liabilities in Excess of Other Assets — (1.0%)		(1,879,849)

	Total Net Assets — 100%		186,234,360

	Net Asset Value Per Share		$16.42

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

The accompanying notes form an integral part of these financial statements. 11

WEITZ SERIES FUND, INC. — HICKORY FUND Statement of Assets and Liabilities September 30, 2002 (Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $262,146,254)	$138,707,733
Non-controlled affiliates (cost $125,219,252)	49,406,476	$188,114,209

Accrued interest and dividends receivable		637,370
Receivable for fund shares sold		1,490

Total assets		188,753,069

Liabilities:
Due to adviser		196,749
Payable for securities purchased		2,250,000
Other expenses		71,960

Total liabilities		2,518,709

Net assets applicable to outstanding capital stock		$186,234,360

Net assets represented by:
Paid-in capital		409,151,338
Accumulated undistributed net investment income		1,405,263
Accumulated undistributed net realized loss		(25,070,944)
Net unrealized depreciation of investments		(199,251,297)

Total representing net assets applicable to shares outstanding		$186,234,360

Net asset value per share of outstanding capital stock
(11,340,767 shares outstanding)		$16.42

The accompanying notes form an integral part of these financial statements. 12

WEITZ SERIES FUND, INC. — HICKORY FUND Statement of Operations Six months ended September 30, 2002 (Unaudited)

Investment income:
Dividends	$3,013,052
Interest	150,532

Total investment income	3,163,584

Expenses:
Investment advisory fee	1,364,178
Administrative fee	220,293
Custodial fees	8,375
Directors fees	2,526
Other expenses	162,949

Total expenses	1,758,321

Net investment income	1,405,263

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	7,856,726
Net unrealized depreciation of investments	(135,718,008)

Net realized and unrealized loss on investments	(127,861,282)

Net decrease in net assets resulting from operations	$(126,456,019)

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — HICKORY FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,405,263	$(311,657)
Net realized gain (loss)	7,856,726	(32,927,670)
Net unrealized appreciation (depreciation)	(135,718,008)	51,682,796

Net increase (decrease) in net assets resulting
from operations	(126,456,019)	18,443,469

Distributions to shareholders from:
Net realized gains	—	(140,845)

Total distributions	—	(140,845)

Capital share transactions:
Proceeds from sales	7,058,827	41,680,608
Payments for redemptions	(41,022,827)	(129,323,709)
Reinvestment of distributions	—	130,193

Total decrease from capital share transactions	(33,964,000)	(87,512,908)

Total decrease in net assets	(160,420,019)	(69,210,284)

Net assets:
Beginning of period	346,654,379	415,864,663

End of period (including undistributed investment income of
$1,405,263 and $0, respectively)	$186,234,360	$346,654,379

The accompanying notes form an integral part of these financial statements. 14

WEITZ SERIES FUND, INC. — HICKORY FUND Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2002 (Unaudited)		Year ended March 31,

			2002	2001	2000	1999	1998

Net asset value, beginning of period	$27.01		$25.39	$34.32	$33.94	$29.41	$18.90

Income (loss) from investment operations:
Net investment income (loss)	0.12		(0.02)	(0.09)	(0.18)	0.11	(0.01)
Net gain (loss) on securities (realized and unrealized)	(10.71)		1.65	(3.55)	3.12	4.96	12.50

Total from investment operations	(10.59)		1.63	(3.64)	2.94	5.07	12.49

Less distributions:
Dividends from net investment income	—		—	—	(0.01)	(0.10)	(0.07)
Distributions from realized gains	—		(0.01)	(5.29)	(2.55)	(0.44)	(1.91)

Total distributions	—		(0.01)	(5.29)	(2.56)	(0.54)	(1.98)

Net asset value, end of period	$16.42		$27.01	$25.39	$34.32	$33.94	$29.41

Total return	-39.2%	†	6.4%	-11.9%	8.0%	17.4%	71.8%

Ratios/supplemental data:
Net assets, end of period ($000)	186,234		346,654	415,865	656,198	638,763	44,328
Ratio of net expenses to average net assets	1.29%	*	1.25%	1.22%	1.23%	1.30%	1.46%
Ratio of net investment income (loss) to average net assets	1.03%	*	(0.08% )	(0.27% )	(0.44% )	0.48%	(0.13% )
Portfolio turnover rate	21%	†	18%	22%	46%	40%	29%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements. 15

WEITZ SERIES FUND, INC. — HICKORY FUND Notes to Financial Statements September 30, 2002 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2002, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

16

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 2002, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

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(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.200%
2,500,000,000	100,000,000	0.175%
100,000,000	5,000,000,000	0.150%
5,000,000,000		0.150%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2002.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

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Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002
Transactions in shares:
Shares issued	335,508	1,602,382
Shares redeemed	(1,831,320)	(5,151,293)
Reinvested dividends	—	4,908

Net decrease	(1,495,812)	(3,544,003)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

Year ended March 31, 2002

Distributions paid from:
Long-term capital gains	$140,845

Total distributions	$140,845

As of March 31, 2002, the components of distributable earnings on a tax basis are as follows:

Capital loss carryforward	$(537,884)
Post October loss deferral	(32,389,786)
Unrealized depreciation	(63,533,288)

$(96,460,958)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires on March 31, 2010. The Fund has elected to defer realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on April 1, 2002.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $54,492,571 and $75,525,249, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $27,294,513 and $226,545,810, respectively.

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The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at September 30, 2002, include the following:

Cost
Medical Office Properties, Inc.	$2,175,248
Newcastle Investment Holdings, Inc.	15,432,206

Total illiquid securities	$17,607,454

The total value of these securities at September 30, 2002, was $16,918,326, representing 9.1% of the Fund’s net assets.

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2002	Value Sept. 30, 2002	Dividend Income	Realized Gains/(Losses)
Imperial Credit Industries, Inc.	3,435,400	—	—	3,435,400	$13,741	$—	$—
Insurance Auto Auctions, Inc.	875,700	—	—	875,700	13,232,703	—	—
Labor Ready, Inc.	3,367,300	—	(933,000)	2,434,300	15,384,776	—	(3,760,956)
Mail-Well, Inc.	4,346,500	772,300	(361,800)	4,757,000	4,947,280	—	(2,449,013)
Newcastle Investment Holdings, Inc.†	879,332	—	—	879,332	15,827,976	1,582,798	—
NovaStar Financial, Inc.*	1,095,529	115,500	(755,700)	455,329	9,948,939	1,093,259	12,613,901

Totals					$59,355,415	$2,676,057	$6,403,932

*	Company was considered a non-controlled affiliate at March 31, 2002, but as of September 30, 2002, they are no longer a non-controlled affiliate.

†	Fortress Investment Corp.'s name was changed to Newcastle Investment Holdings, Inc.

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(8)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2002 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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Board of Directors

   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers

   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President
   Richard F. Lawson, Vice-President

Investment Adviser

   Wallace R. Weitz & Company

Distributor

   Weitz Securities, Inc.

Custodian

   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent

   Wallace R. Weitz & Company

Sub-Transfer Agent

   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.